May 1, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated May 1, 2010, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Class R	Advisor Class
FPAAX	FPCAX	Pending	Pending

Franklin Templeton Fund Allocator Series	SUMMARY PROSPECTUS
Franklin Templeton Perspectives Allocation Fund

The Board of Trustees recently approved a proposal to reorganize the Fund with and into Franklin Templeton Corefolio Allocation Fund, each a series of Franklin Templeton Fund Allocator Series.

The Funds have generally similar investment goals, strategies and risks. The most significant difference between the Funds currently is the difference in one of the underlying Franklin Templeton funds (the "underlying funds"): the Fund invests in Franklin Flex Cap Growth Fund ("Franklin Flex Cap Fund"), while Corefolio Fund invests in Franklin Growth Fund. Both Funds invest in Mutual Shares Fund and Templeton Growth Fund. However, the Board of Trustees approved a change in the Corefolio Fund's investments in underlying funds to provide for an equal allocation to each of Franklin Flex Cap Fund, Franklin Growth Fund, Mutual Shares Fund and Templeton Growth Fund.

It is anticipated that, during the second quarter of 2010, shareholders of the Fund will receive an Information Statement detailing the reasons for, and other matters relating to, the reorganization. The reorganization does not require the approval of shareholders. The reorganization is currently expected to be completed in June 2010.

At the close of market on March 19, 2010, the Fund was closed to new investments, with limited exceptions. After the closure date, additional purchases may be made by :(1) Employee Sponsored Retirement Plans with participant accounts invested in the Fund on March 19, 2010; and (2) existing shareholders. Employer Sponsored Retirement Plans invested the Fund on March 19, 2010 may open new accounts in the Fund and invest on behalf of new participants in those retirement plans. The Fund will not accept any additional purchases within one week of the reorganization date. The Fund reserves the right to change this policy at any time.

Investment Goal

Capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 56 in the Fund's Prospectus and under “Buying and Selling Shares” on page 45 of the Fund’s statement of additional information. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Advisor Class
Distribution and service (12b-1) fees	0.28%	0.99%	0.50%	None
Other expenses	0.28%	0.28%	0.28%	0.28%
Acquired fund fees and expenses[1]	0.83%	0.83%	0.83%	0.83%
Total annual Fund operating expenses	1.39%	2.10%	1.61%	1.11%
Fee waiver and/or expense reimbursement[2]	-0.18%	-0.18%	-0.18%	-0.18%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	1.21%	1.92%	1.43%	0.93%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The administrator has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.10% (other than certain non-routine expenses) until April 30, 2011.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
Class A	$ 691	$ 973	$ 1,276	$ 2,133
Class C	$ 295	$ 641	$ 1,112	$ 2,417
Class R	$ 146	$ 490	$ 859	$ 1,896
Advisor Class	$ 95	$ 335	$ 594	$ 1,336
If you do not sell your shares:
Class C	$ 195	$ 641	$ 1,112	$ 2,417

Portfolio Turnover

A mutual fund generally pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when mutual fund shares are held in a taxable account. The Fund does not pay transaction costs when buying and selling shares of the Franklin Templeton mutual funds in which it invests (underlying funds); however, underlying funds pay transaction costs when buying and selling securities of their portfolios. The transaction costs incurred by the underlying funds, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a "fund to funds" meaning that it seeks to achieve its investment goal by investing its assets in a combination of the Franklin Flex Cap Growth Fund (33 1/3%), Mutual Shares Fund (33 1/3%) and Templeton Growth Fund (33 1/3%) (underlying funds). The Fund makes equal allocations to each of the underlying funds on a fixed percentage basis. The administrator rebalances the Fund's investments in the underlying funds periodically and may recommend to the Fund's Board additional or different underlying funds for investment (without the approval of shareholders). These underlying funds, in turn, invest primarily in U.S. and foreign equity securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Investing in Underlying Funds   Because the Fund’s investments are concentrated in the underlying funds, and the Fund’s performance is directly related to the performance of the underlying funds held by it, the ability of the Fund to achieve its investment goal is directly related to the ability of the underlying funds to meet their investment goal. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying funds. The risks described below are the principal risks of the Fund and the underlying funds. For purposes of the discussion below, “Fund” means the Fund and/or one or more of the underlying funds in which the Fund invests.

Stocks   Generally, stocks historically have outperformed other types of investments over the long term, but individual stock prices tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Growth Style Investing   Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Foreign Securities   Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities, and include risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign security and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - securities of certain foreign issuers may be less liquid (harder to sell) and more volatile in price; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries.

Sectors   To the extent that the Fund focuses on particular sectors of the market from time to time, the Fund may carry greater risks of adverse developments in such sectors than a fund that invests in a wider variety of sectors.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying currency, security or index and often has risks similar to its underlying instrument, in addition to other risks. Derivative instruments involve costs, may be volatile and illiquid, may give rise to leverage and may involve a small initial investment relative to the risk assumed. There may also be imperfect correlation between the value of the derivative and the underlying instrument. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Management   The underlying funds are subject to management risk because they are each an actively managed investment portfolio. Each underlying funds' investment manager will apply investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	17.12%
Worst Quarter:	Q4'08	-22.17%
As of March 31, 2010, the Fund's year-to-date return was 3.42% for Class A.

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2009
	1 Year	5 Years	Since Inception 8/2/2004
Franklin Templeton Perspectives Allocation Fund - Class A
Return Before Taxes	23.13%	-0.23%	2.05%
Return After Taxes on Distributions	22.93%	-0.73%	1.55%
Return After Taxes on Distributions and Sale of Fund Shares	15.28%	-0.16%	1.78%
Franklin Templeton Perspectives Allocation Fund - Class C	28.70%	0.26%	2.47%
Franklin Templeton Perspectives Allocation Fund - Class R	30.34%	0.77%	2.98%
Franklin Templeton Perspectives Allocation Fund - Advisor Class	31.02%	1.30%	3.51%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-2.31%
MSCI World Index (index reflects no deduction for fees, expenses or taxes)[1]	30.79%	2.57%	-5.00%

1. The index shows how the Fund's performance compares to a group of securities that aligns more closely with the Fund's investment strategies.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.

Investment Manager

The Fund does not have an investment manager, nor does it pay investment management fees. Franklin Templeton Services, LLC (FT Services), the Fund's administrator, monitors the percentage of the Fund's assets allocated to the underlying funds and periodically rebalances the Fund's portfolio. T. Anthony Coffey, CFA, Vice President of Franklin Advisers, Inc., assists FT Services, at no charge to the Fund, in monitoring the underlying funds and the Fund's investment in the underlying funds and assists in the periodic rebalancing.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our Web site at www.franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Templeton Perspectives Allocation Fund

Investment Company Act file #811-07851
185 PSUM 05/10	00070399